Exhibit 10.11

EXECUTION VERSION

CHIPOTLE MEXICAN GRILL, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 2017 (this “Agreement”), by and between Pershing Square Capital Management, L.P. (“Pershing Square”), as investment advisor of the funds it advises (such funds, together with Pershing Square in such capacity, collectively, the “Pershing Square Group”), and Chipotle Mexican Grill, Inc. a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, the Pershing Square Group has purchased 2,882,463 shares of common stock, par value $0.01, of the Company (the “Common Stock”);

WHEREAS, the Company and the Pershing Square Group desire to define certain registration rights (“Registration Rights”) with respect to the Common Stock and certain other securities on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1. DEFINITIONS

As used in this Agreement, the following terms have the respective meanings set forth below:

“Affiliate” shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the first Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise;

“Agreement” shall have the meaning set forth in the Preamble hereof;

“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

“Common Stock” shall have the meaning set forth in the Recitals hereof;

“Company” shall have the meaning set forth in the Preamble hereof;

 “Demand Notice” shall have the meaning set forth in Section 2(a)(i) hereof;

“Demand Registration” shall have the meaning set forth in Section 2(a)(i) hereof;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder;

 “FINRA” shall mean the Financial Industry Regulatory Authority;

“Holder” shall mean (i) individually or collectively, any or all of the entities of the Pershing Square Group (solely in their capacity as holders of Registrable Securities), and (ii) any Permitted Assignees under Section 3(e) hereof;

“Indemnified Party” shall have the meaning set forth in Section 2(f)(iii) hereof;

“Indemnifying Party” shall have the meaning set forth in Section 2(f)(iii) hereof;

“Issuer Free Writing Prospectus” shall mean an “Issuer Free Writing Prospectus,” as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities;

“Losses” shall have the meaning set forth in Section 2(f)(i) hereof;

“Other Stockholders” shall mean Persons who by virtue of agreements with the Company (other than this Agreement) are entitled to include their securities in any registration of the offer or sale of securities pursuant to the Securities Act, including those shareholders set forth on Schedule 1 to that certain Amended and Restated Registration Rights Agreement dated January 31, 2006 among Chipotle Mexican Grill, Inc., McDonald’s Corporation (the “2006 Registration Rights Agreement”) filed as Exhibit 10.4 to the Company’s Form 10-K for the fiscal year ended December 31, 2015;

“Participating Holders” shall mean any Holders participating in a Registration relating to the Registrable Securities;

“Permitted Assignees” shall have the meaning set forth in Section 3(e) hereof;

“Pershing Square” shall have the meaning set forth in the Preamble hereof;

“Pershing Square Group” shall have the meaning set forth in the Preamble hereof;

“Person” shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

“Piggyback Registration” shall have the meaning set forth in Section 2(b)(i) hereof;

“Prospectus” shall mean the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus;

 “Qualifying Employee Stock” shall mean (i) rights and options issued under employee benefits plans of the Company or any predecessor or otherwise to employees in compensation arrangements approved by the Board of Directors of the Company or any predecessor and any securities issued after the date hereof upon exercise of such rights and options and options issued to employees of the Company or any predecessor as a result of adjustments to options in connection with the reorganization of the Company or any predecessor and (ii) restricted stock, restricted stock units and other such equity-linked securities and awards issued after the date hereof under employee benefit plans and securities issued after the date hereof in settlement thereof, if any;

“Register”, “Registered” and “Registration” shall mean a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement;

“Registrable Securities” shall mean (i) any shares of Common Stock acquired or held by a Holder prior to or after the date hereof or (ii) any securities of the Company or its Affiliates issued as a dividend or other distribution with respect to, or in exchange for or in conversion, exercise or replacement of or offered wholly or partly in any tender or exchange offer in consideration of any Registrable Securities described in (i);  provided that as to any particular Registrable Securities, such securities shall cease to qualify as Registrable Securities for purposes of this Agreement upon the earliest to occur of:  (A)  the date on which such securities are disposed of pursuant to an effective Registration Statement under the Act;  (B)  the date on which such securities are sold pursuant to Rule 144; (C) with respect to the Registrable Securities held by any Holder, any time that such Holder (x) Beneficially Owns Registrable Securities representing less than 5% of the then outstanding securities of the Company, (y) no longer has a representative acting as a director on the Company’s Board of Directors and (z) is permitted to sell such Registrable Securities under Rule 144(b)(1); and  (D)  the date on which such securities shall have ceased to be outstanding;

“Registration Expenses” shall have the meaning set forth in Section 2(d) hereof;

“Registration Rights” shall have the meaning set forth in the Recitals hereof;

“Registration Statement” shall mean any registration statement of the Company on Form S-3 that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all material incorporated by reference in such registration statement;

 “Requesting Holder” shall have the meaning set forth in Section 2(a)(i) hereof;

 “Rule 144”; “Rule 144A” shall mean Rule 144 and Rule 144A, respectively, under the Securities Act (or any successor provisions then in force);

 “Scheduled Black-Out Period” shall mean the period from and including the last day of a fiscal quarter of the Company to and including the later of (i) the business day after the day on which the Company publicly releases its earnings information for such quarter or annual earnings information, as applicable, and (ii) the day on which the executive officers and directors of the Company are no longer prohibited by Company policies applicable with respect to such quarterly earnings period from buying or selling equity securities of the Company;

“security”, “securities” shall have the meaning set forth in Section 2(a)(1) of the Securities Act;

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor statute thereto), and the rules and regulations promulgated thereunder;

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company that covers all the Registrable Securities (and may cover other securities of the Company) on Form S-3 and under Rule 415 promulgated under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein;

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities; and

“Underwriters’ Maximum Number” shall mean, for any Demand Registration or Piggyback Registration, that number of securities to which such registration should, in the opinion of the managing Underwriter(s) of such registration, in the light of marketing factors (including an adverse effect on the per share offering price), be limited.

SECTION 2. REGISTRATION RIGHTS
(a) Demand Registration.

(i) Request for Registration.  Subject to the limitations and conditions of Section 2(a)(ii), if the Company shall receive from any Holder or any group of Holders (each a “Requesting Holder,” and collectively, the “Requesting Holders”) a written demand (the “Demand Notice”), such Demand Notice permitted to be delivered immediately upon the execution of this Agreement, that the Company effect any Registration (the “Demand Registration”) with respect to all or a part of the Registrable Securities owned by such Requesting Holder(s) having an estimated aggregate fair market value of at least $200.0 million (which demand shall set forth the specified amount of Registrable Securities for which registration is requested and the intended method of disposition thereof), the Company shall:

(1) as promptly as reasonably practicable give written notice of the proposed Registration to all other Holders in accordance with the terms of Section 2(b);

(2) use its commercially reasonable efforts to file a Registration Statement with the Commission in accordance with the request of the Requesting Holder(s), including without limitation the method of disposition specified therein and covering resales of the Registrable Securities requested to be registered, as promptly as reasonably practicable but no later than within 60 days of receipt of the Demand Notice;

(3) use commercially reasonable efforts to cause such Registration Statement to be declared or become effective as promptly as practicable, but in no event later than 45 days after the date of initial filing of a Registration Statement pursuant to Section 2(a)(i)(2); and

(4) use commercially reasonable efforts to keep such Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for the period as requested in writing by the Requesting Holder(s) or such longer period as may be requested in writing by any Holder participating in such Registration (which periods shall be extended to the extent of any suspensions of sales pursuant to Sections 2(a)(ii)(3));

provided,  however, that the Company shall be permitted to file a post-effective amendment or prospectus supplement to any currently effective Shelf Registration Statement in lieu of an additional Registration Statement pursuant to Section 2(a)(i) to the extent the Company determines, and the Requesting Holder(s) agree that the Registrable Securities of the Requesting Holder(s) may be sold thereunder by such Requesting Holder(s) pursuant to their intended plan of distribution (in which case such post-effective amendment or prospectus supplement shall be counted against the limited number of Demand Registrations).  If there is a recommendation of an underwriter that the Company not file a post-effective amendment or prospectus supplement to a Shelf Registration Statement in lieu of an additional Registration Statement requested by the Requesting Holder(s), the Company shall consider in good faith alternative approaches.

(ii) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to effect, or take any action to effect, any such Demand Registration pursuant to this Section 2(a) or to file a post-effective amendment to any Registration Statement or to amend or supplement any Prospectus in a Registration Statement:

(1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction, qualify to do business in effecting such Registration, qualification or compliance or subject itself to taxation on its income in any jurisdiction where it is not then subject to taxation,  except as may be required by the Securities Act or applicable rules or regulations thereunder;

(2) With respect to securities that are not Registrable Securities;

(3) If the Company has notified the Requesting Holders that in the good faith judgment of the Company, it would be materially detrimental to the Company or its security holders for such Registration to be effected at such time, in which event the Company shall have the right to defer such Registration for a period of not more than 60 days; provided, that such right to delay a Registration pursuant to clause (3) shall be exercised by the Company only if the Company has exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights, if any;

(4) Solely with respect to any Affiliate of the Company, during any Scheduled Black-Out Period; or

(5) if the Company shall have previously effected a registration with respect to Registrable Securities,  in which case the Company shall not be required to effect a subsequent registration pursuant hereto until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration;

provided, that the total number of days that any such suspension, deferral or delay in Registration pursuant to clauses (3), and (4) in the aggregate may be in effect in any 360 day period shall not exceed 120 days.

(iii) In consultation with the Company and Pershing Square, the Registration Statement filed pursuant to the request of the Requesting Holder may include shares of Common Stock which are held by Holders and Persons who, by virtue of agreements with the Company (other than this Agreement), are entitled to include their securities in any such Registration, if any.

(iv) Underwriting.  If the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten public offering, the Requesting Holder, in consultation with the Company, shall select one or more investment banking firms of national standing reasonably acceptable to each to be the Underwriters for the offering. The Company and the Requesting Holder(s) shall enter into an underwriting agreement in customary form with the managing Underwriter(s).

(v) The number of Demand Registrations that the Holders shall be entitled to request, and that the Company shall be obligated to undertake, pursuant to this Section 2(a) shall be four, less the number of shelf takedowns requested by the Holders pursuant to Section 3(c) below; provided, that the Company shall not be obligated to undertake more than three underwritten offerings pursuant to this Section 2 during the term of this Agreement, provided,  further that in no event shall the Company be required to effect more than one underwritten offering in any twelve-month period pursuant to this Section 2. No Demand Registration shall count for the purposes of the first clause of the limitations in this Section 2(a)(iv) if the Requesting Holder(s) determine in good faith to withdraw (within 30 days of making the Demand Registration and in any event prior to the filing of the Registration Statement or prospectus supplement relating to such request) the proposed

Registration, upon written notice to the Company, due to marketing conditions or regulatory reasons.

(vi) Priority on Demand Registration.  If, in connection with an underwritten Demand Registration, the managing Underwriter(s) give written advice to the Requesting Holder(s) or the Company of an Underwriters’ Maximum Number, then the Requesting Holders(s) or the Company, as applicable, shall so advise the Company and all Requesting Holder(s) and the Company will be obligated and required to include in such Registration only the Underwriters’ Maximum Number, which securities will be so included in the following order of priority: (i) first, Registrable Securities of the Requesting Holder(s) and the Registrable Securities of any Holder as agreed to by the Requesting Holder(s), pro rata on the basis of the aggregate number of Registrable Securities owned by all Requesting Holder(s) who have delivered written requests for Registration pursuant to this Section 2.01 (provided, that if the aggregate number of Registrable Securities of the Requesting Holder(s) to be included in the Demand Registration is less than 50% of the number requested to be so included by such Requesting Holder(s), the Requesting Holder(s) may withdraw such Demand Request by giving notice to the Company within three (3) days of receipt of notice of the number of Registrable Securities of the Requesting Holder to be included; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement), (ii) second, any shares of Common Stock to be sold by the Company and (iii) third, any shares of Common Stock requested to be included by Other Stockholders, with priorities among them as the Company shall so determine to the extent in compliance with such other agreements with the Company.

(vii) In the case of an underwritten offering under this Section 2(a), the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Requesting Holder(s) in consultation with the Company; provided, however, the Company may require Registrable Securities requested to be registered pursuant hereto to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration.

(b) Piggyback Registration.

(i) If the Company shall determine to register the offer or sale of any of its capital stock either (x) for its own account, (y) for the account of the Requesting Holder(s) listed in Section 2(a) pursuant to the terms thereof, or (z) for the account of Other Stockholders (other than (A) a registration relating solely to Qualifying Employee Stock, (B) a registration relating solely to a Rule 145 transaction under the Securities Act or otherwise made in connection with mergers, acquisitions, exchange offers, subscription offers or dividend reinvestment plans or (C) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will, subject to the conditions set forth in this Section 2(b):

(1) promptly, but in any event not less than 15 days prior to filing the applicable Registration Statements, give to each of the Holders a written notice thereof; and

(2) subject to Section 2(b)(ii) below and any transfer restrictions any Holder may be a party to, include in such Piggyback Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders.  Such written request must specify the specific amount of  the Holders’ Registrable Securities for which inclusion is requested and the intended method of disposition thereof and shall be received by the Company within 15 days after written notice from the Company is given under Section 2(b)(i)(1) above.  In the event that any Holder makes such written request, the Holder may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration.  No Piggyback Registration shall count towards the number of Demand Registrations to which the Holders are entitled under Section 2(a)(iv). In the event any Holder requests inclusion in a Piggyback Registration pursuant to this Section 2(b) in connection with a distribution of Registrable Securities to its partners or members, the Piggyback Registration shall provide for the resale by such partners or members, if requested by such Holder.

(ii) Underwriting.  If the Piggyback Registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(1) above.  In such event, the right of each of the Holders to a Piggyback Registration pursuant to this Section 2(b) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein.  The Holders whose Registrable Securities are to be included in such Piggyback Registration shall (together with the Company and any Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company (and if the Registration was initiated by a Holder pursuant to Section 2(a), such underwriters must be selected by the Requesting Holder(s) and the Company and reasonably acceptable to each other); provided,  however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder or Other Stockholder greater than the obligations of the Holders under Section 2(f)(ii) or Section 2(f)(iv) except as may be customary and reasonable.

(iii) Priority on Piggyback Registrations.  If a Piggyback Registration is an underwritten registration, and the managing Underwriter(s) shall give written advice to the Company of an Underwriters’ Maximum Number, then securities will be included in the following order of priority: (i) equity securities proposed to be included in such Piggyback Registration by the Company for its own account, or on the account of such Other

Stockholders for whom the registration was originally being effected pursuant to demand or other registration rights, as applicable and (ii) if the Underwriters’ Maximum Number exceeds the number of securities proposed to be included pursuant to clause (i), securities requested to be included by those shareholders set forth on Schedule 1 to the 2006 Registration Rights Agreement, pursuant to such agreement, in accordance with the priorities described therein and (iii) if the Underwriters’ Maximum Number exceeds the number of securities proposed to be included pursuant to clauses (i) and (ii), then such excess, up to the Underwriters’ Maximum Number, shall be allocated pro rata to Participating Holders and Other Stockholders on the basis of the number of securities requested to be included therein by each such Person.

(c) Shelf Registration Statement.  Notwithstanding anything to the contrary herein, as soon as reasonably practicable, but in no event more than 30 days from the date of this Agreement, the Company shall (i) prepare and file with (or confidentially submit to) the Commission a Shelf Registration Statement that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto and (ii) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter.  From and after the declaration of effectiveness by the Commission of such Shelf Registration Statement, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be continuously effective so long as there are any Registrable Securities outstanding.

In connection with such Shelf Registration Statement, the Company will, subject to the terms and limitations of this Section 2, as promptly as reasonably practicable upon notice from any Requesting Holder in accordance with the terms of this Section 2(c), cooperate in any shelf take-down by amending or supplementing the Prospectus related to such Registration as may be reasonably requested by such Holder or as otherwise required to reflect the number of Registrable Securities to be sold thereunder.  The Company shall not be required to maintain in effect more than one Shelf Registration at any one time.

(d) Suspension of Effectiveness.  Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to keep a Registration Statement or a Shelf Registration Statement continuously effective pursuant to Section 2(a)(i)(4) or Section 2(c) and may suspend the use of the prospectus included therein, if the Company determines in good faith that it would be materially detrimental to the Company or its security holders not to suspend the use of such Registration Statement or Shelf Registration Statement;  provided,  however, that the Company shall not be permitted to (i) suspend the use of the Registration Statement or Shelf Registration Statement, as applicable, for a period exceeding 60 days in succession or (ii) provide a Suspension Notice (as defined below) more than three (3) times in any twelve (12) month period. In the case of an event that causes the Company to suspend the use of a Registration Statement or Shelf Registration filed pursuant to the terms herein (a “Suspension Event”), the Company shall give a notice to the Requesting Holders (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Requesting Holders may recommence effecting sales of the Registrable Securities pursuant to the applicable Registration Statement or Shelf Registration Statement, as applicable, following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Requesting Holders promptly following the conclusion of any Suspension Event or its effect.

(e) Duplicate Registrations.  The Company shall not be required to effect a registration under this Agreement if the Registrable Securities that are the subject of such request are at the time of such request included in an effective registration statement of the Company permitting the resale of such Registrable Securities in the manner contemplated by the Requesting Holder.  Notwithstanding the forgoing, a Holder may exercise its rights pursuant to Section 2(b)(i) if the Registrable Securities subject to such request are at the time of such request included in an effective registration statement of the Company permitting the resale of such Registrable Securities in the manner contemplated by the Requesting Holder.

(f) Expenses of Registration.  Except as otherwise provided in this Agreement, all expenses incurred by the Company incidental to the Company’s performance of or compliance with this Agreement (the “Registration Expenses”), including (i) all Registration and filing fees (including (A) with respect to Company filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) compliance with securities or blue sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with blue sky qualifications of the Registrable Securities); (ii) word processing, duplicating and printing expenses; (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) fees and disbursements of the Company’s independent certified public accountants (including, without limitation, the fees and disbursements in connection with any “comfort” letters pursuant to Section 2(f)(x)) of this Agreement, other special experts, retained by the Company, shall be borne by the Company.  The Company shall, in any event, pay the expenses of any annual audit or quarterly review, the expenses of any liability insurance, the expenses and fees for listing the Registrable Securities to be registered on the applicable securities exchange.  All underwriting discounts, selling commissions travel or other expenses associated with any “road show” or other selling efforts incurred by the Holder(s) in connection with any Demand Request, fees and disbursements of counsel to any Holder(s), the expenses of any liability insurance obtained by any Holder(s) and transfer taxes incurred in connection with the offering of any Registrable Securities shall be borne by the Participating Holder(s). Any other provisions of this Agreement notwithstanding, if a registration request is withdrawn at the request of the Holder(s), then the Holder(s) responsible for such request shall pay all Registration Expenses incurred in connection with such registration unless the withdrawal of such request is the result of facts or circumstances relating to the Company (based on the reasonable determination of the Holders) that arise after the date on which such request was made and could reasonably have a material adverse effect on the offering of the Registrable Securities.

(g) Registration Procedures.  In the case of each Registration effected by the Company subject to this Section 2, the Company will keep the Holders advised in writing as to the initiation of each Registration and, to the best of knowledge thereof, as to the completion thereof.  At its expense, the Company will:

(i) as promptly as practicable, prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (1) reasonably requested by the Requesting Holder(s) (if any), (2) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Participating Holder), or (3) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(ii) notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as promptly as practicable after notice thereof is received by the Company (1) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (2) to the extent any of the following relates to the Participating Holders or information supplied by the Participating Holders, of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes and (4) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iii) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason the Company shall have determined in good faith it necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(iv) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus or any Issuer Free Writing Prospectus;

(v) deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

(vi) subject to the terms set forth in Section 2(a)(ii)(1) and Section 2(c) hereof, on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify the offer or sale of the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Participating Holder’s intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition of the Registrable Securities owned by such Participating Holder pursuant to such Registration Statement;

(vii) make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings;

(viii) in connection with an underwritten offering, enter into such customary agreements (including underwriting and indemnification agreements) and take such other customary and appropriate actions as the Requesting Holder(s) or the managing underwriter, if any, reasonably requests in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(ix) use its commercially reasonable efforts to obtain for delivery to the managing underwriter, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in form and substance as is customarily given to underwriters in an underwritten secondary public offering;

(x) in the case of an underwritten offering, use commercially reasonable efforts to obtain for delivery to the Company and the managing underwriter, if any, a “comfort” letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants in an underwritten secondary public offering as may be reasonably requested;

(xi) cooperate with each Participating Holder and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xii) use its commercially reasonable efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed if the listing of such securities is then permitted under the rules of such exchange and trading system;

(xiii) cooperate with the Participating Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates (or non-physical certificates, such as through the use of The Depositary Trust Company’s Direct Registration System), with requisite CUSIP numbers, representing Registrable Securities to be sold and not bearing any restrictive legends;

(xiv) in the case of an underwritten offering, make reasonably available the appropriate officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xv) use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s);

(xvi) use its commercially reasonable efforts to take such actions as are under its control to become or remain a well-known seasoned issuer (as such term in defined in Rule 405 under the Securities Act) and not become an ineligible issuer (as such term is defined in Rule 405 under the Securities Act) during the period when such Registration Statement remains in effect; and

(xvii) make available for inspection by a representative of Participating Holders that are selling at least twenty percent (20%) of the Registrable Securities included in such Registration (and who is named in the applicable prospectus supplement as a Person who may be deemed to be an underwriter with respect to an offering and sale of Registrable Securities), the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or the managing underwriters(s), at the offices where normally kept, during reasonable business hours, financial and other records and pertinent corporate documents of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter, attorney or accountant in connection with such Registration Statement, in each case as shall be advisable to conduct a reasonable investigation within the meaning of the Securities Act; provided, that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and shall sign customary confidentiality agreements reasonably requested by the Company prior to the receipt of such information.

(h) Indemnification.

(i) Indemnification by the Company.  With respect to each Demand Registration or Piggyback Registration which has been effected pursuant to this Section 2, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (1) each of the Participating Holders and each of its officers, directors, limited or general partners and members thereof, (2) each member, limited or general partner of each such member, limited or general partner, (3) each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each underwriter, if any, and each person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities, reasonable attorney’s fees and reasonable documented out of pocket expenses of investigating and defending a claim (or actions in respect thereof)  (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Demand Registration or Piggyback Registration, qualification or compliance, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading), or (C) any violation by the Company of the Securities Act, the Exchange Act or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with any such Demand Registration or Piggyback Registration, qualification or compliance, and will reimburse each of the Persons listed above, for any reasonable and documented legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses, provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission of material fact based upon written information furnished to the Company by the Participating Holders or underwriter and stated to be specifically for use therein. The liability imposed by this Section 2(h)(i) will be in addition to any liability which the Company may otherwise have.

(ii) Indemnification by the Participating Holders.  Each of the Participating Holders agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such underwriter, each other Participating Holder and each of their respective officers, directors, partners and members, and each Person controlling such Participating Holder (within the meaning of the Securities Act or the Exchange Act) against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Demand Registration or Piggyback Registration, qualification or compliance (including any notification or the like) made by such Participating Holder in writing or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Participating Holder therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading) and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Participating Holders hereunder shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Demand Registration or Piggyback Registration. The liability imposed by this Section 2(h)(i) will be in addition to any liability which the Participating Holders may otherwise have.

(iii) Conduct of the Indemnification Proceedings.  Each party entitled to indemnification under this Section 2(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided,  further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(f) unless the Indemnifying Party is prejudiced thereby.  It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided,  however, that where the failure to be provided separate legal counsel could potentially result in a conflict of interest on the part of such legal counsel for all Indemnified Parties, separate counsel shall be appointed for Indemnified Parties to the extent needed to alleviate such potential conflict of interest.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations, including any relative benefits obtained.  The relative benefit received by the Company shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Company pursuant to the sale of securities in any offering, if any.  The relative benefit received by the Holders shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Holders of securities in an offering, if any. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided,  however, that the obligations of each of the Participating Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Demand Registration or Piggyback Registration and, provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 2(f)(iv), each Person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent and each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Holder, as the case may be.

(v) Subject to the limitations on the Holders’ liability set forth in Section 2(f)(ii) and Section 2(f)(iv), the remedies provided for in this Section 2(f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and survive the transfer of such securities by such Holder.

(vi) The obligations of the Company and of the Participating Holders hereunder to indemnify any underwriter or agent who participates in an offering (or any Person, if any, controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless the Company, each of its directors and officers, each other Participating Holder, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such Participating Holder against all Losses, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in such filings described in this sentence.

(i) Participating Holders.

(i) Each of the Participating Holders shall furnish to the Company such information regarding such Participating Holder and its partners and members, and the distribution proposed by such Participating Holder as the Company may reasonably request in writing and as shall be reasonably requested in connection with any Registration, qualification or compliance referred to in this Section 2.

(ii) In the event that, either immediately prior to or subsequent to the effectiveness of any Registration Statement, any Participating Holder shall distribute Registrable Securities to its partners or members, such Participating Holder shall so advise the Company promptly and provide such information as shall be necessary to permit an amendment to such Registration Statement to provide information with respect to such partners or members, as selling security holders.  As soon as is reasonably practicable following receipt of such information, the Company shall file an appropriate amendment to such Registration Statement reflecting the information so provided.  Any incremental expense to the Company resulting from such amendment shall be borne by such Participating Holder.

(iii) Each Holder agrees that at the time that such Holder is a Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(g)(iii), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2(g)(iii) to the date when the Company shall make available to such Holder a copy of the supplement or amended Prospectus or Issuer Free Writing Prospectus or is advised in writing that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

(j) Rule 144.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holders holding a majority of the then outstanding Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 under the Securities Act).

(k) Termination.  The Registration Rights set forth in this Section 2 shall terminate and cease to be available as to any securities held by a Holder at such time as such Holder (after owning) first ceases to own any Registrable Securities.

(l) Notwithstanding any provision of this Agreement to the contrary, in order for a Registration to be included as a Registration for purposes of this Section 2, the Registration Statement in connection therewith shall have been continually effective in compliance with the Securities Act and usable for resale for the full period established with respect to such Registration (except in the case of any suspension of sales pursuant to (A) a Scheduled Black-Out Period, or (B) Section 2(g)(iii) hereof, in which case such period shall be extended to the extent of such suspension).

(m) Notwithstanding any provision of this Agreement to the contrary, if the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and related financial statements on Form 10-Q and Form 10-K, the Company shall use its reasonable best efforts to promptly file such post-effective amendment and may postpone or suspend effectiveness of such Registration Statement to the extent the Company determines necessary to comply with applicable securities laws; provided, that the period by which the Company postpones or suspends the effectiveness of a shelf Registration Statement pursuant to this Section 2(m) plus any suspension, deferral or delay pursuant to Section 2(g)(iii) shall not exceed 60 days in the aggregate in any twelve-month period.

SECTION 3. MISCELLANEOUS

(a) Governing Law; Jurisdiction.  This Agreement and any claim, controversy or dispute arising under this Agreement and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof. Each of the Holders and the Company (a) irrevocably and unconditionally submits to the sole and exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Delaware Court of Chancery lacks jurisdiction over the action or proceeding, the sole and exclusive forum shall be another state or federal court located within the State of Delaware) for purposes of all legal proceedings arising out of this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction and venue by motion or other request for leave from any such court, (c) agrees that it shall not bring any action arising under this Agreement or otherwise in any court other than the

Chancery Court of the State of Delaware (or, if the Delaware Court of Chancery lacks jurisdiction over the action or proceeding, the sole and exclusive forum shall be another state or federal court located within the State of Delaware).

(b) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(c) Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, (a) if given by telecopy or email, when such telecopy is transmitted to the telecopy number set forth below or sent to the email address set forth below, as applicable, and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this section:

(i) If to the Company:

Chipotle Mexican Grill, Inc.
1401 Wynkoop Street, Suite 500
Denver, CO 80202
Attention:  General Counsel

Email: cmessner@messner.com
Facsimile: (303) 623-0552

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention: Sabastian V. Niles; Daniel A. Neff; David A. Katz

Email: SVNiles@wlrk.com;  DANeff@WLRK.com;  DAKatz@WLRK.com
Facsimile: (212) 403-2366

(ii) If to the Holders:

Pershing Square Capital Management, L.P.
888 Seventh Avenue, 42nd Floor
New York, NY 10019

Attention: William A. Ackman; Steve Milankov

Email: ackman@persq.com;  milankov@persq.com

Facsimile: (212) 286-1133

With a copy to (which shall not constitute notice):

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attention: Richard M. Brand

Email: richard.brand@cwt.com

Facsimile: (212) 504-6666

(d) Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed, may be reproduced by the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders may destroy any original document so reproduced.  The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Holders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(e) Successors and Assigns.  Neither this Agreement nor any right or obligation hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties hereto and any purported assignment in violation of this provision shall be void; provided,  however, that the rights and obligations hereunder of any Holder may be assigned, in whole or in part, to any Person who acquires such Registrable Securities that is an Affiliate of any Holder (each such Affiliate a “Permitted Assignee”).  Any assignment pursuant to this Section 3(e) shall be effective and any Person shall become a Permitted Assignee only upon receipt by the Company of (1) a written notice from the transferring Holder stating the name and address of the transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and, if fewer than all of the rights attributable to a Holder hereunder are to be so transferred, the nature of the rights so transferred and (2) a written instrument by which the transferee agrees to be bound by all of the terms and conditions applicable to a Holder of such Registrable Securities.  Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(f) Several Nature of Commitments.  The obligations of each Holder hereunder are several and not joint, and relate only to the Registrable Securities held by such Holder from time to time.  No Holder shall bear responsibility to the Company for breach of this Agreement or any information provided by any other Holder.

(g) Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior understandings among such parties.  This Agreement may be amended with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities and any such amendment shall apply to all Holders and all of their Registrable Securities; provided,  however, that, notwithstanding the foregoing, no amendment to this Agreement may adversely affect the rights of a Holder hereunder without the prior written consent of such Holder; provided,  further, that, notwithstanding the foregoing, additional Holders may become party hereto upon an assignment of rights and obligations hereunder pursuant to Section 3(e); provided further,  however, that other than as set forth in Section 3(e), the Company may not add additional parties hereto without the consent of Holders holding a majority of the then outstanding Registrable Securities.  The observance of any term of this Agreement may be waived by the party or parties waiving any rights hereunder; provided, that any such waiver shall apply to all Holders and all of their Registrable Securities only if made by Holders holding a majority of then-outstanding Registrable Securities.

(h) Injunctive Relief.  It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law.  Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

(i) WAIVER OF JURY TRIAL.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTIONS, SUITS, DEMAND LETTERS, JUDICIAL, ADMINISTRATIVE OR REGULATORY PROCEEDINGS, OR HEARINGS, NOTICES OF VIOLATION OR INVESTIGATIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

(j) Other Registration Rights.   Each of the Holders acknowledges that (i) prior to the date of this Agreement the Company has entered into the 2006 Registration Rights Agreement and (ii) notwithstanding anything to the contrary in this Agreement, the registration rights granted to the Holders hereunder are subject to the registration rights provided under the 2006 Registration Rights Agreement. After the date of this Agreement, the Company shall not enter into any registration rights agreement that is inconsistent with or violates the rights granted to the Holders by this Agreement.

(k) Severability.  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(l) Counterparts.  This Agreement may be executed in two or more counterparts (including by email or facsimile signature), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

(m) Interpretation of this Agreement.  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

CHIPOTLE MEXICAN GRILL, INC.

By:     /s/   John R. Hartung
Name: John R. Hartung
Title: Chief Financial Officer

On behalf of the Pershing Square Group

PERSHING SQUARE CAPITAL MANAGEMENT, L.P.

By: PS Management GP, LLC, its General Partner

By:     /s/  William A. Ackman
Name:  William A. Ackman
Title:    Managing Member